Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Jernigan Capital, Inc. (the “Company”) on Form 10-Q for the period ended June  30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John A. Good, the Chief Executive Officer of the Company, and I, Kelly P. Luttrell, the Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary of the Company, certify, to our knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 2, 2019	/s/ JOHN A. GOOD
John A. Good
Chief Executive Officer

Date: August 2, 2019	/s/ KELLY P. LUTTRELL
Kelly P. Luttrell
Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary